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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       May 21, 2002
                                                 -------------------------------


                              CSS Industries, Inc..
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-2661                 13-1920657
----------------------------      ------------------     -----------------------
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                 Number)              Identification No.)


       1845 Walnut Street, Philadelphia, PA                   19103
----------------------------------------------------      --------------
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code     215-569-9900
                                                    ----------------------------



           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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Item 4.     Changes in Registrant's Certifying Accountant

         On May 21, 2002, our Board of Directors, upon the recommendation of the Audit Committee, decided to dismiss Arthur Andersen LLP ("Andersen") as our independent public accountants, effective June 11, 2002.

         Andersen's reports on our consolidated financial statements for our fiscal year ended December 31, 2000, our transition period of January 1, 2001 - March 31, 2001 and our fiscal year ended March 31, 2002 (collectively, the "Accounting Periods") did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During each of the Accounting Periods and through the date of the Board of Directors determination to dismiss Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements with respect to the Accounting Periods.



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  EXHIBITS

            16.1   Letter of Arthur Andersen LLP, dated May 24, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CSS INDUSTRIES, INC.



                                By: /s/ Clifford E. Pietrafitta
                                    -------------------------------------
                                    Clifford E. Pietrafitta
                                    Vice President - Finance and
                                       Chief Financial Officer
                                    (Principal financial and accounting officer)

                                Date:  May 28, 2002
                                       ---------------------



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CSS INDUSTRIES, INC.



                                By:
                                    -------------------------------------
                                    Clifford E. Pietrafitta
                                    Vice President - Finance and
                                       Chief Financial Officer
                                    (Principal financial and accounting officer)

                                Date:  May 28, 2002
                                       ---------------------


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                                  EXHIBIT INDEX



16.1      Letter of Arthur Andersen LLP, dated May 24, 2002